                                                                 EXHIBIT 4(C)(1)

                     EMPLOYMENT AGREEMENT - COLIN K. BENNER

   DOCUMENT PREVIOUSLY FILED AS AN EXHIBIT TO BREAKWATER RESOURCES LTD. ANNUAL REPORT ON FORM 20-F FOR THE YEAR ENDED DECEMBER 31, 2000, AS EXHIBIT 4(C)(1)